GORSUCH KIRGIS LLP
Attorneys at Law
Tower I, Suite 1000  1515 Arapahoe Street  Denver, Colorado 80202
Telephone (303) 376-5000  Facsimile (303) 376-5001


VIA EDGAR


February 8, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  Cavion Technologies, Inc. (the "Company")
          Definitive Proxy Materials
          SEC File No. 0-27055

Ladies and Gentlemen:

     Accompanying this letter for filing pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, are definitive proxy materials, which include a Schedule 14A, Notice, Proxy Statement, Proxy Card and the Company's Equity Incentive Plan for the Company's 2000 Special Meeting of Shareholders to be held on March 8, 2000. The Notice, Proxy Statement and Proxy Card will be mailed to the Shareholders today, February 8, 2000.

     The Company has already filed a Registration Statement on Form S-8 to register the shares of Common Stock reserved for the Equity Incentive Plan.

                                 Very truly yours,

                                 GORSUCH KIRGIS LLP



                                 /s/ S. Lee Terry, Jr.
                                 By:  S. Lee Terry, Jr.